UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2006
BANKATLANTIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	34-027228	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida		33309

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (954) 940-5000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Suspension of Trading Under Registrant’s Employee Benefit Plan
     On February 8, 2006, BankAtlantic Bancorp, Inc. (the “Company”) sent a notice to its executive officers and directors informing them that the previously announced blackout period with respect to individual account transactions in the Company’s 401(k) Plan will terminate on February 9, 2006, which is sooner than initially announced. As a result, the prohibition on the Company’s executive officers and directors from effecting transactions in certain equity securities of the Company will likewise terminate on such date, as described in the below-mentioned notice.
     A copy of the notice sent to the Company’s directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKATLANTIC BANCORP, INC.
Date: February 8, 2006	By:	/s/ Lloyd DeVaux
		Name:	Lloyd DeVaux
		Title:	Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Notice to Directors and Executive Officers.

4